                                                       EXHIBIT 10.29 PAGE 1 OF 7

THE SECURITIES TO BE PURCHASED AND SOLD PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS), AS SUCH TERMS ARE DEFINED IN REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT, UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT IS AVAILABLE.

                             SUBSCRIPTION AGREEMENT

            This Subscription Agreement (the "Agreement") dated as of the 1st day of August, 1996, by and between Montmelian Investisements Limited (the "Purchaser") and Advanced Media, Inc. (the "Company").

            WHEREAS, subject to the terms and conditions herein contained, Purchaser desires to purchase shares of common stock, par value $.0001 per share ("Common Stock") of the Company, and the Company desires to sell shares of Common Stock to the Purchaser.

            NOW, THEREFORE, in consideration of the premises and the terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

            1. SUBSCRIPTION. Purchaser hereby subscribes for an aggregate 1,000,000 shares of Common Stock (the "Shares") at a purchase price equal to $0.10 per share. The consideration for the Shares shall be the full discharge of the Company's obligations to Montmelian Investisements Limited, pursuant to that certain letter agreement dated June 6, 1995, including the obligation to pay the amount of $100,000. Purchaser shall pay the purchase price for the Shares by delivering to the Company at the closing, the time and place to be mutually agreed, a written release by Montmelian Investisements Limited in respect of the Company's obligations thereto

            2. REPRESENTATIONS OF PURCHASER. In order to induce the Company to accept this subscription and sell to the Purchaser the Shares, the Purchaser does hereby represent, warrant and covenant to and agree with the Company, which representations, warranties, covenants and agreements shall be deemed to be continuing and shall survive the execution of this Agreement by the Company and the consummation of the transactions herein contained, as follows:

                  (a) RECEIPT OF DISCLOSURE DOCUMENTS; AVAILABILITY OF DOCUMENTS; INDEPENDENT INVESTIGATION. The Purchase has been furnished with the Company's press releases, Annual Report on Form 10-K for the year ended December 31, 1995, Quarterly Report on Form 10-Q for the period ended March 31, 1996 and most recent proxy statement (the "Disclosure Documents"). The Purchaser acknowledges that the Company has offered to provide copies of any documents identified in the Disclosure Documents requested by the Purchaser. In addition, prior to the sale of the Shares, all documents, records and books pertaining to an investment in the Company have been made available to the Purchaser and the Purchaser's advisers for inspection during reasonable business hours at the office of the Company. In making the decision to purchase the Shares, the

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
                                                       EXHIBIT 10.29 PAGE 2 OF 7

Purchaser has relied upon independent investigations made by Purchaser and Purchaser's representatives, if any.

                  (b) OPPORTUNITY TO TALK WITH MANAGEMENT. The Purchaser has been given the opportunity and has been encouraged to discuss with management of the Company the present and contemplated business, operations and financial condition of the Company and the estimated expenses of this transaction and the contemplated use of the net proceeds from this transaction.

                  (c) ACCREDITED INVESTOR; KNOWLEDGE AND EXPERIENCE. The Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and has such knowledge or experience in financial and business matters that the Purchaser is capable, either alone or together with the Purchaser's purchaser representative (if any) of evaluating the merits and risks of investing in the Company.

                  (d) NO U.S. PERSON. The Purchaser is not a U.S. Person as that term is defined in Rule 902(o) of Regulation S.

                  (e) OFFSHORE TRANSACTION. The offer and sale of the Shares is not taking place in the United States but rather in an offshore transaction. The Purchaser was outside the United States at the time his buy order originated and is outside the United States as of the date of the execution and delivery of this Agreement.

                  (f) OFFERING RESTRICTIONS. All offers and sales of the Shares prior to the expiration of a period commencing on the date of any sale pursuant to this Agreement and ending (i) in the case of the first sale hereunder, 55 days thereafter and (ii) in the case of the other sales hereunder, 40 days thereafter, shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Shares under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act. All offers and sales after the expiration of any such 55-day or 40-day periods, as applicable, in the United States or to U.S. Persons shall be made only pursuant to such a registration or to such exemption from registration.

                  (g) STATEMENTS CONCERNING OFFERING PROVISIONS. All offering materials and documents received by Purchaser include statements to the effect that the Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. Persons prior to the expiration of a period commencing on the date of the purchase and sale of such Shares pursuant to this Agreement and ending (i) in the case of the first sale hereunder, 55 days thereafter and (ii) in the case of the other sales hereunder, 40 days thereafter, unless such Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

                  (h) RISK OF PURCHASE. The Purchaser understands that the purchase of the Shares is speculative and involves a high degree of risk, and the Purchaser is able to bear the economic risk of the purchases of the Shares.

                                                       EXHIBIT 10.29 PAGE 3 OF 7

                  (I) PURCHASE FOR OWN ACCOUNT. The Purchaser is purchasing the Shares for its own account and not on behalf of any U.S. Person, and the sale has not been prearranged with a purchaser in the United States.

                  (j) U.S. ACCOUNTS. During the 55-day and 40-day periods referred to in paragraph (f) above, the Shares may not be held in the United States unless held by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States pursuant to a discretionary account or similar account (other than estate or trust) held for the benefit or account of the Purchaser.

                  (k) BENEFICIARIES. If the certificate(s) for the Shares is requested to be issued in the name of a nominee during any 55-day or 40-day period referred to in paragraph (f) above, each and every beneficiary for which said certificate(s) is held by the nominee will be a non-U.S. Person.

                  (l) RELIANCE BY COMPANY ON REPRESENTATIONS. The Purchaser understands that the Shares are being offered and sold to Purchaser in reliance on specific exemptions from the registration requirements of federal and applicable state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, covenants, agreements and acknowledgments of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares.

                  (m) COMPLIANCE WITH REGULATION S. The Purchaser has no reason to believe, and does not believe, that the sale of the Shares does not comply with the requirements of Regulation S.

                  (n) COMPLIANCE BY DISTRIBUTORS. Each Distributor (as that term is defined in Regulation S) participating in the offering of the Shares, if any, has agreed that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the closing of each offering of the Shares and ending (i) in the case of the first sale hereunder, 55 days thereafter and (ii) in the case of the other sales hereunder, 40 days thereafter shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of the Shares under the Securities Act or pursuant to an applicable exemption from registration under the Act. No Distributor of the Shares of any affiliate thereof has engaged in any "Directed Selling Efforts" (as defined in Rule 902(b) of Regulation S).

                  (o) NO AFFILIATION WITH COMPANY. The Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 under the Securities Act) of the Company.

                  (p) NO REGULATORY ENDORSEMENT OF APPROVAL. The Purchaser understands that no United States federal or stare agency has made any finding or determination regarding the fairness of the offering of the Shares for investment, or any recommendation or endorsement of the offering of the Shares.

                                                       EXHIBIT 10.29 PAGE 4 OF 7

                  (q) NO SCHEME TO AVOID REGISTRATION. The Purchaser understands that in the view of the Securities and Exchange Commission, the statutory basis for the exemption claimed for the transaction would not be present if the offering of Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act. The Purchaser hereby confirms that its purchase is not part of any such plan or scheme.

                  (r) NO OTHER REPRESENTATIONS TO PURCHASERS. The Purchaser understands and acknowledges that no other person has made any representations or warranties as to the accuracy or completeness of the information contained in the Company reports and filings provided to Purchaser or this Agreement.

                  (s) COMPLIANCE WITH APPLICABLE FOREIGN LAW. The purchase of the Shares by the Purchaser is not in violation of any securities law of the country or territory in which Purchaser is located.

                  (t) NO SHORT SELLING DURING THE 40-DAY PERIOD. Purchaser has not sold short any shares of the Company's Common Stock during the past thirty
(30) days and until the expiration of each applicable 55-day or 40-day period referred to in paragraph (f) above, will not sell short or engage in any other hedging transaction with respect to any shares of the Common Stock of the Company.

                  (u) TIME PERIODS FOR SALES OF SHARES. Notwithstanding anything to the contrary contained herein, Purchaser agrees that it shall not engage in any offer or sale of the Shares purchased hereunder until (i) 55 days from August 1, 1996, with respect to 300,000 Shares; (ii) 90 days from August 1, 1996, with respect to 350,000 Shares and (iii) 135 days from August 1, 1996, with respect to the balance of the Shares.

            3. REPRESENTATIONS OF THE COMPANY. In order to induce the Purchaser to purchase the Shares, the Company does hereby represent, warrant and covenant to and agree with the Purchaser, which representations, warranties, covenants and agreements shall be deemed to be continuing and shall survive the execution of this Agreement by the Purchaser and the consummation of the transactions herein contained as follows:

                  (a) REPORTING COMPANY STATUS. The Company has a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the date of this Agreement and the date on which the Purchaser was offered an opportunity to purchase the Shares.

                  (b) OFFSHORE TRANSACTION. The Company has not knowingly offered shares of Common Stock or the Shares in this transaction to any persons in the United States or to any U.S. Persons.

                                                       EXHIBIT 10.29 PAGE 5 OF 7

                  (c) NO DIRECTED SELLING EFFORTS. The Company has not conducted any Directed Selling Efforts as that term is defined in Rule 902(b) of Regulation S.

                  (d) CORPORATE AUTHORITY; VALIDITY OF THE SHARES. The Company has all corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The Shares, when issued pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable.

                  (e) NO PRE-ARRANGEMENT WITH U.S. PERSONS. The Company believes that the purchase of the Shares has not been pre-arranged with a purchaser in the United States.

                  (f) ONE DISTRIBUTOR. The Company believes that Eric Wachmeister is the only distributor (as such term is defined in Rule 902(c) of Regulation S) of the Shares.

                  (g) LITIGATION. Except as disclosed in the Disclosure Documents, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates, that would materially affect the execution by the Company of the performance by the Company of its obligation under this Agreement.

                  (h) ADDITIONAL ISSUANCES. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of Common Stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Disclosure Documents.


              4. INDEMNIFICATION. The Purchaser does hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents and affiliates from and against any and all loss, damage, liability, cost and expense (including reasonable attorneys' fees) arising out of or relating to a breach by the Purchaser of any of the representations, warranties or covenants herein contained. The Company does hereby agree to indemnify and hold harmless the Purchaser from and against any and all loss, damage, liability, cost and expense (including reasonable attorneys' fees) arising out of or relating to a breach by the Company of any of the representations, warranties or covenants herein contained.

              5. VALIDITY AND BINDING NATURE OF AGREEMENT. This Agreement and the subscription herein contained shall not be binding upon the Company until accepted by the Company by execution of this Agreement by the Company. This Agreement and the subscription herein contained shall be valid and binding upon and irrevocable as to the Purchaser during the period commending on the date hereof and terminating upon the acceptance or rejection of this subscription by the Company.

                                                       EXHIBIT 10.29 PAGE 6 OF 7

              6. TRANSFERABILITY. Neither this Agreement, nor the rights, benefits, duties or obligations of the Purchaser hereunder can be transferred, sold, assigned or conveyed by the Purchaser without the express written consent of the Company in each instance, which consent may be given or withheld in the sole and absolute discretion of the Company.

              7. CLOSING. The date of each issuance and sale of the Shares shall be within five (5) business days after the acceptance of this executed Agreement by the Company. The exact date and place of the closing shall be determined by the mutual agreement of the parties hereto.

              8. MISCELLANEOUS TERMS. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter herein contained and shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be fully performed therein, without regard to conflicts of laws, cannot be altered, amended, modified, terminated, or rescinded except by a writing executed by the Purchaser and the Company, or as herein otherwise provided; and shall inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees, heirs, assigns and beneficiaries. There are no third party beneficiaries of this Agreement except as expressly provided herein.

                                                       EXHIBIT 10.29 PAGE 7 OF 7

              IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement as of this 1st day of August, 1996.

                                          Montmelian Investisements LImited


                                          By:   /s/ Emmanuel Vernet
                                              ------------------------------
                                          Name: Emmanuel Vernet


                                          Address: 20 rue du Conseille Generale
                                                   1205 Geneva, Switzerland




Accepted as of this 1st day of August, 1996

ADVANCED MEDIA, INC.


By: /s/ Hans J. Kaemmlein
   -------------------------
   Name: Hans J. Kaemmlein
   Title: Chairman and Chief Executive Officer






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